RYDEX SERIES FUNDS

Supplement dated April 25, 2012

to the A-Class Shares, C-Class Shares and Institutional Class Shares

Prospectus dated August 1, 2011, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectuses listed above (the “Prospectuses”) and should be read in conjunction with the Prospectuses.

Conversion of A-Class Shares and C-Class Shares into Institutional Class Shares

Effective May 1, 2012, shareholders of A-Class Shares or C-Class Shares of any Guggenheim Investments Fund that offers Institutional Class Shares may convert their A-Class Shares or C-Class Shares into Institutional Class Shares of that Fund if the shareholder meets the minimum initial investment amount requirements and eligibility criteria for Institutional Class Shares as set forth below.

A-Class Shares and C-Class Shares Sales Charges Applicable Upon Conversion

Shareholders of A-Class Shares that were not subject to an up-front sales charge because they invested $1 million or more in the Fund at the time of their initial investment and that are eligible to convert their shares into Institutional Class Shares will be subject to a 1.00% contingent deferred sales charge (“CDSC”) if they elect to convert their A-Class Shares within 12 months of their purchase of such A-Class Shares. The 1.00% CDSC will be based on the initial purchase price or current market value, whichever is lower.

Similarly, shareholders of C-Class Shares that are eligible and elect to convert their C-Class Shares into Institutional Class Shares within 12 months of their purchase of such C-Class Shares will be subject to a 1.00% CDSC based on their initial purchase price or current market value, whichever is lower.

The CDSC is used to reimburse Rydex Distributors, LLC (the “Distributor”) for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem you’re A-Class Shares or C-Class Shares. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

Institutional Class Shares Investor Eligibility Criteria

Institutional Class Shares generally may be purchased by the following types of investors:

•	Institutional investors, such as corporations, pension and profit sharing plans, and foundations, who invest the minimum initial investment amount of $2 million in the Fund.

•	Investors who invest the minimum initial investment amount of $2 million directly with the Funds transfer agent;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of Funds advised by the Advisor or its affiliates; and

•	Funds of Funds advised by unaffiliated investment advisers.

If you are deemed to be an “eligible investor” by virtue of an initial investment directly with the Fund’s transfer agent in an amount of $2 million or more, your account may be subject to a minimum account balance requirement of $1 million.

The Funds reserve the right to waive the minimum initial investment amount, account balance, and certain other investor eligibility requirements at any time, with or without prior notice to you. In addition, the minimum initial investment amount, account balance, and investor eligibility requirements for purchases of Institutional Class Shares may be amended from time to time as reflected in the Funds’ then-current registration statement.

For questions about Institutional Class Shares investor eligibility requirements, contact Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.